UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10590 West Ocean Air Drive, Suite 200, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 19, 2006, Santarus, Inc. (the “Company”) and American Stock Transfer & Trust Company entered into the First Amendment to Rights Agreement (the “First Amendment”) amending the Company’s Rights Agreement dated as of November 12, 2004 (the “Rights Agreement”). The Rights Agreement is attached as an exhibit to the Company’s report on Form 8-K filed on November 17, 2004. Defined terms used in this report and not otherwise defined herein have the meanings set forth in the Rights Agreement.
     The First Amendment modifies the definition of “Acquiring Person” in the Rights Agreement to exclude Westfield Capital Management Co. LLC, together with all of its affiliates and associates (“Westfield Capital”), but only so long as (A) Westfield Capital is the Beneficial Owner of less than 20% of the Company’s outstanding common stock, par value $0.0001 per share (the “Common Shares”), and (B) Westfield Capital reports or is required to report such ownership on Schedule 13G or Schedule 13D of the Securities Exchange Act of 1934, as amended (or any comparable or successor report), which Schedule 13G or Schedule 13D does not state or is not required to state any present intention to hold such Common Shares with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect.
     The Rights Agreement, as modified by the First Amendment, remains in full force and effect. The First Amendment, which is filed as an exhibit to this report on Form 8-K, is incorporated herein by reference. The foregoing description of the First Amendment is qualified in its entirety by reference to such exhibit.
Item 3.03. Material Modification to Rights of Security Holders.
     The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
4.1	First Amendment to Rights Agreement, dated as of April 19, 2006, by and between the Company and American Stock Transfer & Trust Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: April 20, 2006	By:	/s/ Gerald T. Proehl

Name: Gerald T. Proehl
Title: President and Chief Executive Officer

EXHIBIT INDEX
4.1	First Amendment to Rights Agreement, dated as of April 19, 2006, by and between the Company and American Stock Transfer & Trust Company.